Definition of Terms in Fund Name	Jun. 26, 2026
Fund Name Disclosure [Line Items]
Definition of Rule 35d-1 Term in Fund Name [Text Block]

Objectives.

The Trust seeks current monthly income and capital appreciation. Under normal circumstances, the Trust will invest at least 80% of its assets in Funds which invest at least 80% of their assets in convertible securities and/or income-producing securities. Convertible securities are bonds, preferred stocks, and other securities that pay interest or dividends and are convertible into common stocks. All of the Funds held by the Trust invest in convertible securities and all of the Funds also invest in contingent convertible securities (“CoCos”). CoCos are hybrid debt securities typically issued by banking institutions and either convert into equity at a predetermined share price or are written down in value based on the specific terms of the individual security if a pre-specified trigger event occurs.